Mapper Acquisition	6 Months Ended
Jun. 30, 2020
VELODYNE LIDAR, INC AND SUBSIDIARIES
Mapper Acquisition
Mapper Acquisition

Note 5. Mapper Acquisition

On July 3, 2019, the Company acquired technology, workforce and certain assets of Mapper.ai, Inc. (“Mapper”), an on-demand map solution company, for a total of $2.5 million in cash. The acquisition was accounted for using the purchase method of accounting for business combination. The total purchase price is allocated to acquired assets based on their estimated fair value at the acquisition date as follows:

Assets Acquired	Amount
Developed technology	$1,140
Property and equipment	144
Goodwill	1,189
Total purchase price	$2,473

The excess of the purchase price over the tangible and intangible assets acquired has been recorded as goodwill. The goodwill is attributable to the workforce of the acquired business and expected synergies with the Company’s existing operations and is amortizable for income tax purposes. Management plans to integrate the Mapper acquisition into its existing business structure, which is comprised of a single reporting unit.

Developed technology is amortized on a straight-line basis over its estimated useful life of 3 years. Acquisition-related costs of $0.2 million were expensed in the period incurred within general and administrative expense in the Company’s consolidated statement of operations.

The results of operations related to this acquisition have been included in the Company’s consolidated statements of operations from the acquisition date. Pro forma results of operations have not been presented because the acquisition was not material to the Company’s consolidated results of operations.